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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 31, 2005
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                           1-4673          84-0513668
(State or other jurisdiction of       (Commission File      (IRS Employer
incorporation or organization)              Number)         Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                    07306
(Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code)          (201) 420-2796


         (Former name or former address, if changed since last report.)



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SECTION 2 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The Company announced on March 31, 2005 the results of its fiscal 2004 full year operations. The press release issued is attached as exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           a. Not applicable.

           b. Not applicable

           c. Exhibits

           The following exhibit is filed with this report:

Exhibit Number           Description
--------------           -----------

99.1 Press release announcing the results of the Company's fiscal 2004 full year operations.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 1, 2005                             WILSHIRE ENTERPRISES, INC.
                                                 (Registrant)



                                                 By:  /s/ Daniel C. Pryor
                                                      -------------------
                                                      Daniel C. Pryor
                                                      President